UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 9, 2026

Definitive Healthcare Corp.

(Exact name of Registrant as Specified in Its Charter)

Commission File Number 001-40815

Delaware		86-3988281
(State of Incorporation)		(IRS Employer Identification No.)
492 Old Connecticut Path, Suite 401
Framingham, Massachusetts 01701
(Address of Principal Executive Offices)

(508) 720-4224
Registrant’s telephone number, including area code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, $0.001 par value	DH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

As previously disclosed, Definitive Healthcare Corp. (the “Company”) is party to a tax receivable agreement, dated as of September 14, 2021 (the “TRA”), with AIDH TopCo, LLC, certain affiliates of Advent International, L.P. (collectively, “Advent”), certain affiliates of Spectrum Equity Management, L.P. (collectively, “Spectrum Equity”), certain affiliates of 22C Capital LLC (collectively, “22C Capital”), Jason Krantz (“Mr. Krantz”), and certain other parties thereto (together with Advent, Spectrum Equity, 22C Capital, and Mr. Krantz, the “TRA Holders”). The Company is voluntarily disclosing that representatives of the TRA Holders, acting on behalf of the applicable TRA Holders, have irrevocably waived, pursuant to written agreements between the TRA Holders, the right of such TRA Holders to receive an Early Termination Payment (as defined in the TRA) pursuant to Section 4.1(c) of the TRA in connection with any Change of Control (as defined in the TRA) for which the definitive merger agreement is executed on or prior to December 31, 2026 (a “Qualifying Change of Control”) and, upon the consummation of a Qualifying Change of Control, the TRA will terminate in accordance with its terms and the TRA Parties agree to take such actions as are reasonably necessary to effect such termination upon the consummation of a Qualifying Change of Control (the “Waiver”). Except for this limited Waiver, the TRA Holders’ rights under the TRA, including rights to tax benefit payments with respect to taxable years ending prior to, with, or including the consummation of any such transaction, remain unaffected. The Company is not a party to the Waiver.

The information furnished in this Item 7.01 on this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing. Furthermore, the furnishing of information in this Item 7.01 on this Current Report on Form 8-K is not intended to constitute a determination by the Company that the information contained herein is material or that the dissemination of such information is required by Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DEFINITIVE HEALTHCARE CORP.

September 9, 2026	By:	/s/ Casey Heller
Date	Name:	Casey Heller
	Title:	Chief Financial Officer